UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported): October 25, 2007

                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     000-31293                 77-0487526
---------------------             ---------------          ---------------------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

     The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


     On October 30, 2007, Equinix, Inc. ("Equinix") issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1. Equinix released certain non-GAAP information in the press release and attached to the press release is a reconciliation to the non-GAAP information.


     On October 30, 2007, in connection with the issuance of the press release, Equinix will hold a conference call to discuss the press release.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     On October 25, 2007, Equinix (UK) Ltd, a wholly-owned subsidiary of Equinix, borrowed an additional British Pound 6,000,000 (or approximately $12,308,000 as translated using effective exchange rates as of October 25, 2007) under its British Pound 82,000,000 Senior Facilities Agreement (the "Facilities Agreement") dated June 29, 2007 with CIT Bank Limited, as arranger, CIT Capital Finance (UK) Limited, as administrative agent and security trustee and the Lenders (as defined therein). The Facilities Agreement is available to fund Equinix's current and future operations in Europe. This brings the total borrowings under the Facilities Agreement to approximately British Pound 38,621,000 (or approximately $79,226,000 as translated using effective exchange rates as of October 25, 2007) at a blended interest rate of approximately 7.62%.

         The Facilities Agreement became an indirect obligation of Equinix as a result of its acquisition of IXEurope plc which closed on September 14, 2007.

Item 9.01. Financial Statements and Exhibits


     (d) Exhibits.

     99.1           Press Release of Equinix, Inc. dated October 30, 2007.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EQUINIX, INC.


DATE:  October 30, 2007              By: /s/ KEITH D. TAYLOR
                                        -------------------------
                                        Keith D. Taylor
                                        Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number                Description
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 99.1                 Press Release of Equinix, Inc. dated October 30, 2007.